UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Emerging Market Debt Portfolio

International Bond Portfolio

Strategic Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BLACKROCK FUNDS II SEMI-ANNUAL REPORT | JUNE 30, 2009 (UNAUDITED)

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more — between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month
US equities (S&P 500 Index)	3.16%	(26.21)%
Small cap US equities (Russell 2000 Index)	2.64	(25.01)
International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of June 30, 2009	Emerging Market Debt Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark JP Morgan EMBI Global Diversified for the six month period.

What factors influenced performance?

•

As the market recovered during the six months, the best performers in emerging markets were the weaker credits that underperformed during the selloff in 2008. Our preference for liquidity, underweight positions in these less-liquid credits, along with our preference for sovereign debt versus corporates, detracted from Portfolio performance. Overweights in Brazil and Mexico detracted from performance as higher-quality Latin American credits proved to be resilient in the recovery and were negatively affected by the backup in US Treasury yields due to their interest rate sensitivity. Security selection within Venezuela also detracted from Portfolio returns.

•

On the positive side, overweights in sovereign debt within Argentina and Venezuela were the largest contributors to Portfolio performance. Argentine bonds rallied from very distressed levels as Argentina secured multilateral financing, and as its political leadership shifted away from populist economic policies that damaged the economy. Venezuela benefited from a combination of import contraction and a recovery in oil prices.

•

Over the period, emerging market currencies strengthened versus the US dollar (“USD”). A short Turkish lira versus the euro position detracted from performance, while both long Mexican peso versus the USD and Russian ruble versus USD positions added to performance. Tactical exposure to the Euro also aided results. The Portfolio maintained moderate levels of cash during the period, which did not impact performance.

Describe recent Portfolio activity.

•

During the six months, we moved to underweight positions within higher-quality credits, such as Brazil and Mexico, and tactically added duration in higher convexity, longer-dated, lower-priced bonds in Argentina and Venezuela. Toward period-end, we closed the Portfolio’s overweight position in Argentina, and increased its overweight in Russia. We continued to actively trade currencies, and opened a tactical long position in the Brazilian real, as Brazil should benefit from reflation. Concerns of potential downgrade in Mexico, related to the dependency of the fiscal budget on oil prices and a loss of central bank credibility, led us to open a short position in the Mexican peso, which we closed later in the period.

Describe Portfolio positioning at period end.

•

At period end, the Portfolio’s largest overweights were in Venezuela, as tiering of the market led to excessive risk premiums for higher-beta credits; and in Russia, as Russia should benefit from recovering oil prices and restored investor confidence. We also remained overweight in South Korea, given its export strength, improved inventory conditions, stabilization in demand and a generally improved economic outlook.

•	The Portfolio ended the period slightly long in the Mexican peso, and we continue to tactically manage the Portfolio’s currency positioning.

•

The strong fiscal positions of emerging market issuers heading into the global credit crisis, and the availability of international financing through capital markets and multilateral organizations, are helping emerging market governments avoid measures that would otherwise exacerbate an economic turndown. While risks clearly remain, growth dynamics favor emerging markets, and we remain well-positioned to take advantage of future growth. We believe there is room to add value through active management, and we continue to have a preference for liquidity, favoring sovereign debt over corporate debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of June 30, 2009

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	87%
Corporate Bonds	13

•	See geographic allocation on page 11.

Although the portfolio composition listed above is current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

4	SEMI-ANNUAL REPORT	JUNE 30, 2009

Emerging Market Debt Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional shares do not have a sales charge.
[2]	Commencement of operations.
[3]

The Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

[4]

This index is a uniquely-weighted version of the JP Morgan EMBI Global, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities across 38 countries. The JP Morgan EMBI Global Diversified limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Performance Summary for the Period Ended June 30, 2009

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	6.79%	11.84%	0.27%	N/A	(0.80)%	N/A
Institutional	6.75	11.80	0.17	N/A	(0.91)	N/A
Investor A	6.21	11.79	(0.07)	(4.04)%	(1.14)	(3.98)%
Investor C	5.68	11.26	(0.84)	(1.78)	(1.89)	(1.89)
JP Morgan EMBI Global Diversified	—	15.70	2.10	N/A	0.63	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on February 1, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,118.40	$4.45	$1,000.00	$1,020.58	$4.25
Institutional	$1,000.00	$1,118.00	$4.66	$1,000.00	$1,020.38	$4.45
Investor A	$1,000.00	$1,117.90	$5.87	$1,000.00	$1,019.24	$5.59
Investor C	$1,000.00	$1,112.60	$9.87	$1,000.00	$1,015.42	$9.42

[7]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.85% for BlackRock, 0.89% for Institutional, 1.12% for Investor A and 1.89% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	JUNE 30, 2009	5

Portfolio Summary	International Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s BlackRock, Institutional, Investor A, Investor C and Service shares outperformed the benchmark Citigroup Non-U.S. World Government Bond Index for the six-month period, while Investor B shares lagged.

What factors influenced performance?

•

The Portfolio’s overweight in US securitized assets benefited performance for the period. Asset-backed securities (ABS) benefited from the Term Asset-Backed Securities Loan Facility (TALF), aiding performance, as did commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS), as valuations in these sectors continued to improve following the expansion of the TALF and the introduction of the Public-Private Investment Program (PPIP). An overweight in US investment-grade credit also contributed positively as risk appetite returned to the market in the second half of the period.

•

Conversely, a duration overweight in UK government bonds detracted from performance earlier in the period. In terms of spread positioning, the Fund’s overweight in German government bonds versus peripheral markets of the Eurozone detracted from performance, as peripheral market spreads rallied along with other spread assets, most notably during the second half of the period.

•

Within currencies, after rising earlier in the quarter, the US dollar (USD) weakened against all major currencies as investors returned to riskier assets, and we had several tactical currency risk aversion trades within the Portfolio. The Portfolio’s long USD versus the British pound (GBP), long Polish zloty versus Hungarian forint and its long euro versus GBP positions detracted slightly from performance later in the period, while its long Australian dollar versus USD aided results earlier in the period. The Portfolio maintained moderate levels of cash during the period, which did not impact performance.

Describe recent Portfolio activity.

•

As global yields rose over the period, we used this opportunity to add duration in Germany, and to move to a long duration position in the United States. We closed the Portfolio’s duration overweight in the United Kingdom, as fears over the inflationary impact of quantitative easing weighed on prices. We took profits on the Portfolio’s US agency MBS positions as we saw more attractive investment opportunities elsewhere, and we continued to add duration in European government-guaranteed paper. We also took advantage of improved liquidity and price levels to reduce our CMBS and ABS positions, and we reduced the Portfolio’s investment-grade credit allocation, which was in line with our strategy to reduce the risk of the Portfolio.

Describe Portfolio positioning at period end.

•

Risk aversion subsided over the period as less-bad data suggested that the contraction of economic activity slowed. However, we continue to believe it is premature to position for an exit strategy from monetary stimulus and quantitative easing, given continued job losses, particularly in the United States. We maintain a long duration bias in the Portfolio, and we favor agency/government-related debt. Despite a strong rally over the period, we believe a case for investment in corporate bonds remains, as we expect higher-quality names to continue to offer an attractive premium relative to government bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of June 30, 2009

Geographic Allocation	Percent of Long-Term Investments
Japan	24%
United States	15
Germany	9
France	8
United Kingdom	7
Canada	6
Spain	5
Denmark	4
Finland	4
Ireland	4
Australia	4
Italy	3
Luxembourg	2
Portugal	1
Greece	1
Netherlands	1
Switzerland	1
New Zealand	1

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	65%
Corporate Bonds	23
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	8
Asset Backed Securities	3
Taxable Municipal Bonds	1

Although the geographic allocation and portfolio composition listed above are current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

6	SEMI-ANNUAL REPORT	JUNE 30, 2009

International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
[2]	The Portfolio invests primarily in non-dollar denominated bonds of issuers outside the United States in the five to fifteen year maturity range.
[3]

This unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Performance Summary for the Period Ended June 30, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.76%	0.02%	(0.63)%	N/A	4.23%	N/A	6.15%	N/A
Institutional	2.72	0.00	(0.57)	N/A	4.14	N/A	6.03	N/A
Service	2.38	(0.17)	(0.90)	N/A	3.85	N/A	5.73	N/A
Investor A	2.25	(0.28)	(1.03)	(4.98)%	3.80	2.95%	5.62	5.19%
Investor B	1.42	(0.73)	(1.89)	(5.70)	2.94	2.61	5.06	5.06
Investor C	1.57	(0.56)	(1.68)	(2.52)	2.97	2.97	4.83	4.83
Citigroup Non-U.S. World Government Bond Index	—	(0.61)	3.53	N/A	6.24	N/A	6.54	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$1,000.20	$3.87	$1,000.00	$1,020.93	$3.91
Institutional	$1,000.00	$1,000.00	$4.07	$1,000.00	$1,020.73	$4.11
Service	$1,000.00	$998.30	$5.70	$1,000.00	$1,019.09	$5.76
Investor A	$1,000.00	$997.20	$5.89	$1,000.00	$1,018.89	$5.96
Investor B	$1,000.00	$992.70	$10.43	$1,000.00	$1,014.33	$10.54
Investor C	$1,000.00	$994.40	$9.64	$1,000.00	$1,015.12	$9.74

[5]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.78% for BlackRock, 0.82% for Institutional, 1.15% for Service, 1.19% for Investor A, 2.11% for Investor B and 1.95% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	JUNE 30, 2009	7

Portfolio Summary	Strategic Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Barclays Capital US Aggregate Index for the six month period.

•

The Portfolio is structured as a fund of funds, investing in other BlackRock mutual funds based on the market views of BlackRock’s Fixed Income Portfolio Management Group and the fund’s portfolio managers.

What factors influenced performance?

•

During the period, the largest contributor to Portfolio performance was a roughly 32% position in the BlackRock High Yield Bond Fund, which was up by about 22.5%. A 60% allocation to the BlackRock Low Duration Fund, which was up 6.9%, also added to Portfolio returns for the period.

•

A small 5% allocation to the BlackRock International Bond Fund, which was flat during the period, detracted modestly from Portfolio performance, as did a small position in cash, which averaged less than 2%.

Describe recent Portfolio activity.

•

During the six month period, the Portfolio’s allocations remained largely unchanged, except for a small increase in its allocation to low duration, funded by cash and a portion of the profits from its high yield position.

Describe Portfolio positioning at period end.

•

At period-end, the Portfolio had allocations of 62% in the BlackRock Low Duration Fund, 33% in the BlackRock High Yield Bond Fund and 5% in the BlackRock International Bond Fund, with less than a 1% position in cash.

•

As a sum of positions in the underlying funds, the Portfolio held positions of 16% in government securities (including foreign government bonds), 14.6% in mortgage-backed securities, 4.5% in commercial mortgage-backed securities, 24.5% in investment-grade corporate bonds, 6% in asset-backed securities, 25% in high yield and 5% in cash equivalents.

•	In terms of credit quality, the Portfolio had a credit quality of 37.5% AAA or government, 27% AA through BBB and 35% high yield or unrated, with an overall average credit quality of A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of June 30, 2009

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Low Duration Bond Portfolio	62%
BlackRock High Yield Bond Portfolio	33
BlackRock International Bond Portfolio	5

Although the portfolio allocation and holdings listed above are current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

8	SEMI-ANNUAL REPORT	JUNE 30, 2009

Strategic Income Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional shares do not have a sales charge.
[2]	Commencement of operations.
[3]

Under normal market conditions, the Portfolio will invest at least 65% of its assets in other BlackRock fixed-income mutual funds that invest in sectors of the market, including, but not limited to high yield securities, international securities, emerging markets debt and mortgages.

[4]

This unmanaged index is comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Performance Summary for the Period Ended June 30, 2009

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.99%	11.29%	(5.22)%	N/A	(3.94)%	N/A
Investor A	5.51	11.01	(5.46)	(9.29)%	(4.17)	(6.95)%
Investor C	4.98	10.74	(5.97)	(6.85)	(4.86)	(4.86)
Barclays Capital U.S. Aggregate Bond Index	—	1.90	6.05	N/A	3.64	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Portfolio commenced operations on February 5, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,112.90	$0.78	$1,000.00	$1,024.05	$0.75
Investor A	$1,000.00	$1,110.10	$2.09	$1,000.00	$1,022.81	$2.00
Investor C	$1,000.00	$1,107.40	$5.99	$1,000.00	$1,019.09	$5.74

[7]

For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.15% for Institutional, 0.40% for Investor A and 1.15% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	JUNE 30, 2009	9

About Portfolio Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after May 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in a Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	SEMI-ANNUAL REPORT	JUNE 30, 2009

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through borrowings or issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Portfolios, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including foreign currency exchange contracts, financial futures contracts, interest rate swaps, credit default swaps as specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

Geographic Allocation

Emerging Market Debt Portfolio	Percent of Long-Term Investments
Russia	17%
Colombia	12
Venezuela	11
Brazil	9
Mexico	7
Indonesia	6
Philippines	6
Turkey	5
South Africa	4
South Korea	3
Panama	3
Peru	3
Uruguay	3
Malaysia	3
Qatar	2
Argentina	2
Ukraine	1
Chile	1
El Salvador	1
Pakistan	1

Although the geographic allocation listed above is current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

SEMI-ANNUAL REPORT	JUNE 30, 2009	11

Schedule of Investments June 30, 2009 (Unaudited)	Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds(a)
Chile — 0.8%
Codelco, Inc., Unsecured Bonds, 6.15%, 10/24/36	$100	$97,880

Malaysia — 1.9%
Petronas Capital Ltd., Senior Unsecured Notes, 7.00%, 5/22/12	200	220,197

Mexico — 1.4%
Pemex Project Funding Master Trust, Unsecured Notes, 5.75%, 3/01/18	180	165,600

Russia — 5.3%
Gaz Capital SA, Senior Secured Notes, 7.29%, 8/16/37	140	105,350
Gazprom, Secured Notes, 9.63%, 3/01/13	400	410,000
RSHB Capital SA, Notes, 9.00%, 6/11/14(b)	100	101,000

		616,350

Venezuela — 1.4%
Petroleos de Venezuela SA, Senior Unsecured Notes, 5.25%, 4/12/17	360	170,100

Total Corporate Bonds — 10.8%		1,270,127

Foreign Government Obligations(a)
Argentina — 1.7%
Republic of Argentina:
8.28%, 12/31/33	201	105,267
2.50%, 12/31/38(c)	330	88,605

		193,872

Brazil — 7.9%
Federative Republic of Brazil:
6.00%, 1/17/17	220	225,830
8.00%, 1/15/18	450	504,000
7.13%, 1/20/37	180	195,300

		925,130

Colombia — 9.7%
Republic of Colombia:
10.00%, 1/23/12	700	808,500
7.38%, 1/27/17	260	279,890
8.13%, 5/21/24	50	54,500

		1,142,890

Dominican Republic — 0.4%
Dominican Republic, 9.04%, 1/23/18	55	47,544

El Salvador — 0.6%
Republic of El Salvador, 7.65%, 6/15/35	90	75,600

Indonesia — 5.2%
Republic of Indonesia:
7.50%, 1/15/16(b)	190	191,425
6.88%, 1/17/18(b)	100	95,250
11.63%, 3/04/19(b)	100	126,625
6.63%, 2/17/37(b)	130	106,600
7.75%, 1/17/38	100	91,000

		610,900

Malaysia — 0.3%
Malaysia Government, 7.50%, 7/15/11	35	38,273

Mexico — 4.7%
Mexico Government International Bond, Senior Unsecured Notes, 6.05%, 1/11/40	240	218,040
United Mexican States, 6.75%, 9/27/34	332	334,822

		552,862

Pakistan — 0.5%
Islamic Republic of Pakistan, 6.88%, 6/01/17	100	63,500

Panama — 2.5%
Republic of Panama:
8.88%, 9/30/27	150	181,125
9.38%, 4/01/29	88	110,440

		291,565

Peru — 2.4%
Republic of Peru:
7.13%, 3/30/19	65	69,388
6.55%, 3/14/37	220	213,400

		282,788

Philippines — 4.7%
Republic of Philippines:
8.38%, 6/17/19	50	57,500
7.75%, 1/14/31	470	488,800

		546,300

Qatar — 1.7%
State of Qatar, 6.55%, 4/09/19(b)	200	204,750

Russia — 8.8%
Russia Federation, 7.50%, 3/31/30(c)	1,044	1,027,345

South Africa — 3.4%
Republic of South Africa:
6.50%, 6/02/14	220	230,450
6.88%, 5/27/19	160	164,400

		394,850

South Korea — 2.6%
Republic of Korea, 7.13%, 4/16/19	280	301,445

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated certain descriptions according to the following list.	AED	United Arab Emirates Dirham	MXN	Mexican Peso
	AUD	Australian Dollar	MYR	Malaysian Ringgit
	BRL	Brazil Real	NOK	Norwegian Krone
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	CHF	Swiss Francs	PLN	Polish Zloty
	DKK	Danish Krone	PRIBOR	Fixing of Interest Rates
	EUR	Euro		on Interbank Deposits
	GBP	British Pound	RUB	Russian Ruble
	GO	General Obligation	SEK	Swedish Krona
	HUF	Hungarian Forint	SGD	Singapore Dollar
	JPY	Japanese Yen	USD	United States Dollar
	MB	Municipal Bond	ZAR	South African Rand
	MXIBTIIE	Mexican InterBank TIIE 28 Day

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JUNE 30, 2009

Schedule of Investments (continued)	Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Foreign Government Obligations(a)
Turkey — 4.4%
Republic of Turkey:
11.88%, 1/15/30	$15	$22,875
8.00%, 2/14/34	155	162,130
6.88%, 3/17/36	355	324,825

		509,830

Ukraine — 1.2%
Ukraine Government, 6.58%, 11/21/16(b)	200	136,000

Uruguay — 2.2%
Republic of Orient Uruguay, 7.63%, 3/21/36	272	261,507

Venezuela — 7.4%
Republic of Venezuela:
7.65%, 4/21/25	30	16,050
9.25%, 9/15/27	525	357,000
9.25%, 5/07/28	190	116,375
9.38%, 1/13/34	610	381,250

		870,675

Total Foreign Government Obligations — 72.3%		8,477,626

Total Long-Term Investments
(Cost — $9,760,986) — 83.1%		9,747,753

	Shares
Short-Term Securities
Time Deposits — 8.0%
Brown Brothers Harriman & Co., 0.03%(d)
(Cost — $933,690) — 8.0%	933,690	933,690

Total Investments (Cost — $10,694,676*) — 91.1%		10,681,443
Other Assets in Excess of Liabilities — 8.9%		1,044,279

Net Assets — 100.0%		$11,725,722

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$10,850,072

Gross unrealized appreciation	$308,559
Gross unrealized depreciation	(477,188)

Net unrealized depreciation	$(168,629)

(a)	US dollar denominated security issued by foreign domiciled entity.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods.
(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	158,840	USD	81,390	Deutsche Bank AG	7/2/09	$(328)
BRL	139,160	USD	71,306	Deutsche Bank AG	7/2/09	(287)
BRL	274,820	USD	140,000	Deutsche Bank AG	7/2/09	195
BRL	353,430	USD	180,000	Deutsche Bank AG	7/2/09	297
BRL	1,262,080	USD	646,690	Goldman Sachs Bank USA	7/2/09	(2,607)
BRL	158,840	USD	81,390	Goldman Sachs Bank USA	7/2/09	(328)
BRL	314,720	USD	160,000	Goldman Sachs Bank USA	7/2/09	549
BRL	505,975	USD	250,000	Goldman Sachs Bank USA	7/2/09	8,115
BRL	156,000	USD	79,934	HSBC Bank USA, N.A.	7/2/09	(322)
BRL	155,640	USD	79,750	HSBC Bank USA, N.A.	7/2/09	(322)
BRL	156,000	USD	79,934	JPMorgan Chase Bank, N.A.	7/2/09	(322)
BRL	271,950	USD	140,000	Morgan Stanley Capital Services, Inc.	7/2/09	(1,269)
BRL	139,020	USD	71,234	Royal Bank of Scotland	7/2/09	(287)
BRL	609,150	USD	310,000	UBS AG	7/2/09	748
USD	80,000	BRL	158,840	Deutsche Bank AG	7/2/09	(1,030)
USD	70,000	BRL	139,160	Deutsche Bank AG	7/2/09	(990)
USD	140,818	BRL	274,820	Deutsche Bank AG	7/2/09	568
USD	181,098	BRL	353,430	Deutsche Bank AG	7/2/09	730
USD	640,000	BRL	1,262,080	Goldman Sachs Bank USA	7/2/09	(3,830)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	13

Schedule of Investments (continued)	Emerging Market Debt Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	80,000	BRL	158,840	Goldman Sachs Bank USA	7/2/09	$(1,030)
USD	161,263	BRL	314,720	Goldman Sachs Bank USA	7/2/09	650
USD	259,262	BRL	505,975	Goldman Sachs Bank USA	7/2/09	1,045
USD	80,000	BRL	156,000	HSBC Bank USA, N.A.	7/2/09	419
USD	80,000	BRL	155,640	HSBC Bank USA, N.A.	7/2/09	603
USD	80,000	BRL	156,000	JPMorgan Chase Bank, N.A.	7/2/09	419
USD	139,347	BRL	271,950	Morgan Stanley Capital Services, Inc.	7/2/09	562
USD	70,000	BRL	139,020	Royal Bank of Scotland	7/2/09	(919)
USD	312,129	BRL	609,150	UBS AG	7/2/09	1,258
AED	430,000	USD	118,572	BNP Paribas	7/6/09	(1,501)
USD	117,166	AED	430,000	BNP Paribas	7/6/09	96
AUD	320,000	USD	254,019	Credit Suisse International	7/15/09	3,529
AUD	180,000	USD	147,816	Morgan Stanley Capital Services, Inc.	7/15/09	(2,945)
EUR	160,000	USD	216,726	Barclays Bank, Plc	7/15/09	7,732
EUR	180,000	USD	252,118	Citibank, N.A.	7/15/09	398
EUR	120,000	USD	167,826	Citibank, N.A.	7/15/09	518
EUR	60,000	USD	81,720	Citibank, N.A.	7/15/09	2,452
EUR	160,000	USD	216,413	Goldman Sachs Bank USA	7/15/09	8,046
EUR	170,000	USD	239,989	HSBC Bank USA, N.A.	7/15/09	(1,501)
EUR	100,000	USD	134,835	Royal Bank of Scotland	7/15/09	5,452
GBP	151,961	USD	250,028	Goldman Sachs Bank USA	7/15/09	(24)
USD	111,711	EUR	80,000	BNP Paribas	7/15/09	(519)
USD	71,582	AUD	90,000	Calyon Securities USA, Inc.	7/15/09	(853)
USD	318,180	EUR	230,000	Citibank, N.A.	7/15/09	(4,480)
USD	252,118	GBP	154,374	Citibank, N.A.	7/15/09	(1,854)
USD	154,684	AUD	195,000	Credit Suisse International	7/15/09	(2,260)
USD	125,829	AUD	160,000	Deutsche Bank AG	7/15/09	(2,945)
USD	168,056	EUR	120,000	Deutsche Bank AG	7/15/09	(288)
USD	250,028	EUR	180,000	Goldman Sachs Bank USA	7/15/09	(2,488)
USD	223,539	EUR	160,000	Goldman Sachs Bank USA	7/15/09	(920)
USD	234,014	EUR	170,000	HSBC Bank USA, N.A.	7/15/09	(4,474)
USD	185,480	AUD	230,000	HSBC Bank USA, N.A.	7/15/09	367
USD	290,000	ZAR	2,350,595	Royal Bank of Scotland	7/15/09	(13,826)
USD	126,072	AUD	160,000	UBS AG	7/15/09	(2,702)
ZAR	2,344,300	USD	290,654	Citibank, N.A.	7/15/09	12,358
BRL	155,840	USD	80,000	Deutsche Bank AG	8/4/09	(1,019)
BRL	1,270,720	USD	640,000	Goldman Sachs Bank USA	8/4/09	4,011
USD	50,000	BRL	98,225	Barclays Bank, Plc	8/4/09	219
USD	70,000	BRL	137,410	Deutsche Bank AG	8/4/09	360
USD	80,000	BRL	157,160	Goldman Sachs Bank USA	8/4/09	350
USD	80,000	BRL	156,960	Goldman Sachs Bank USA	8/4/09	451
USD	160,000	BRL	313,600	Goldman Sachs Bank USA	8/4/09	1,065
USD	80,000	BRL	156,600	HSBC Bank USA, N.A.	8/4/09	634
USD	200,000	BRL	392,560	HSBC Bank USA, N.A.	8/4/09	1,047
RUB	2,528,800	USD	80,000	BNP Paribas	8/7/09	325
RUB	2,683,200	USD	80,000	BNP Paribas	8/7/09	5,229
RUB	2,267,300	USD	70,000	Deutsche Bank AG	8/7/09	2,019
RUB	5,057,600	USD	160,000	Goldman Sachs Bank USA	8/7/09	650
RUB	2,266,600	USD	70,000	Goldman Sachs Bank USA	8/7/09	1,996
RUB	1,675,000	USD	50,000	HSBC Bank USA, N.A.	8/7/09	3,205
USD	150,000	RUB	4,701,000	Deutsche Bank AG	8/7/09	677
USD	70,000	RUB	2,287,600	HSBC Bank USA, N.A.	8/7/09	(2,663)
USD	60,000	RUB	1,960,800	JPMorgan Chase Bank, N.A.	8/7/09	(2,283)
USD	80,000	RUB	2,551,200	JPMorgan Chase Bank, N.A.	8/7/09	(1,036)
USD	150,000	RUB	4,704,000	Royal Bank of Scotland	8/7/09	582
AUD	475,000	USD	374,761	UBS AG	8/26/09	6,341
MXN	1,629,900	USD	120,000	JPMorgan Chase Bank, N.A.	8/26/09	2,728
USD	81,552	MXN	1,099,000	Citibank, N.A.	8/26/09	(1,200)
USD	14,168	EUR	10,000	Citibank, N.A.	8/26/09	140
USD	109,476	AUD	140,000	Royal Bank of Scotland	8/26/09	(2,849)
ZAR	113,000	USD	13,883	UBS AG	8/26/09	599

	Total					$21,233

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
6	U.S. Treasury Notes (10 Year)	September 2009	$697,594	$9,154
2	U.S. Treasury Bonds (30 Year)	September 2009	$236,719	(492)

Total				$8,662

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JUNE 30, 2009

Schedule of Investments (concluded)	Emerging Market Debt Portfolio

•	Interest rate swaps outstanding as of June 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation
7.03%(a)	28 day MXIBTIIE	JPMorgan Chase Bank, N.A.	May 2014	MXN 7,600	$5,141

(a)	Portfolio pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of June 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
United Mexican States	2.74%	Deutsch Bank AG	May 2014	USD 295	$(10,107)
Republic of France	0.35%	JPMorgan Chase Bank, N.A.	December 2018	USD 330	122
Republic of France	0.40%	JPMorgan Chase Bank, N.A.	December 2018	USD 180	(665)

Total					$(10,650)

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 — Short-Term Securities	$933,690
Level 2 — Long-Term Investments[1]	9,747,753
Level 3	—

Total	$10,681,443

[1]	See above Schedule of Investments for values in each security type.

Valuation Inputs	Other Financial Instruments[2]
	Assets	Liabilities
Level 1	$9,154	$(492)
Level 2	89,856	(79,273)
Level 3	5,141	—

Total	$104,151	$(79,765)

[2]

Other financial instruments are foreign currency exchange contracts, financial futures contracts and swaps contracts. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments and other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[3]
Assets
Balance, as of December 31, 2008	$13,343
Accrued discounts/premiums	—
Realized gain (loss)	16,079
Change in unrealized appreciation (depreciation)[4]	(8,202)
Net purchases (sales)	(16,079)
Net transfers in/out of Level 3	—

Balance, as of June 30, 2009	$5,141

[3]	Other financial instruments are swap contracts.
[4]

The change in unrealized appreciation/depreciation on securities still held at June 30, 2009 was $5,141, which is included in the related net change in appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	15

Schedule of Investments June 30, 2009 (Unaudited)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset Backed Securities
Ireland — 0.3%
Cars Allicance Funding Plc, Series 07-1, Class A, 1.17%, 10/08/23(a)	EUR	700	$891,314

Italy — 0.2%
Auto ABS, Series 07-2, Class A, 1.55%, 10/25/20(a)		700	875,547

Luxembourg — 0.3%
Bavarian Sky SA, Series 1, Class A, 1.04%, 8/15/15(a)		900	1,223,738

United States — 2.0%
Home Equity Asset Trust, Series 07-2, Class 2A1, 0.42%, 7/25/37(a)	USD	816	724,629
Student Loan Marketing Assoc. Student Loan Trust, Series 03-10, 5.15%, 12/15/39	GBP	1,280	1,933,520
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2, 2.19%, 10/25/16(a)	USD	1,700	1,665,831
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3, 2.39%, 1/25/18(a)(b)		1,800	1,759,700
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4, 2.79%, 7/25/23(a)		1,200	1,203,281

			7,286,961

Total Asset Backed Securities — 2.8%			10,277,560

Capital Trusts
France — 0.2%
Societe Generale, Junior Subordinated Unsecured Bonds, 7.00%(a)(c)	EUR	650	610,945

Norway — 0.2%
DnB NOR Bank ASA, Subordinated Unsecured Notes, 7.07%(a)(c)		725	813,658

Total Capital Trusts — 0.4%			1,424,603

Corporate Bonds
Canada — 1.7%
Royal Bank of Canada, Senior Unsecured Notes, 4.63%, 12/07/10	GBP	3,830	6,463,572

Denmark — 0.8%
Nykredit Realkredit A/S, Notes, 5.00%, 10/01/38(a)	DKK	11,178	1,959,406
Realkredit Denmark A/S, Notes, 4.10%, 1/01/38(a)		5,698	996,083

			2,955,489

France — 1.8%
BNP Paribas, Subordinated Notes, 5.43%, 9/07/17	EUR	450	647,770
Dexia Credit Local, Notes, 2.38%, 9/23/11(d)(e)	USD	1,210	1,211,313
GDF Suez, Senior Unsecured Notes, 6.88%, 1/24/19	EUR	400	654,774
Société Financement de l’Economie Francaise, Senior Notes, 3.00%, 4/07/14		1,430	1,986,914
Societe Financement de l’Economie Francaise, Senior Unsecured Notes, 3.38%, 5/05/14(d)(e)	USD	2,140	2,149,152

			6,649,923

Ireland — 2.0%
DEPFA ACS Bank, Secured Notes, 4.25%, 12/15/09	EUR	400	556,750
DEPFA ACS Bank, Senior Secured Notes, 1.65%, 12/20/16	JPY	200,000	1,370,356
GE Capital European Funding, Senior Unsecured Notes, 4.38%, 3/30/11	EUR	840	1,197,551
GE Capital UK Funding, Senior Unsecured Notes, 5.13%, 3/03/15	GBP	2,825	4,330,849

			7,455,506

Japan — 3.3%
East Japan Railway Co., Senior Unsecured Notes, 4.75%, 12/08/31		750	1,118,622
European Investment Bank, Senior Unsecured Bonds, 1.40%, 6/20/17	JPY	723,500	7,401,547
Japan Finance Corp., Senior Unsecured Notes, 5.75%, 8/09/19	GBP	2,160	3,705,749

			12,225,918

Luxembourg — 1.1%
European Community, Senior Unsecured Notes, 3.25%, 11/07/14	EUR	2,050	2,886,335
European Investment Bank, Notes, 4.25%, 4/15/19		880	1,253,571

			4,139,906

Netherlands — 0.6%
Fortis Bank Nederland Holding NV, Senior Unsecured Notes, 3.38%, 5/19/14		750	1,052,675
LeasePlan Corp. NV, Senior Unsecured Notes, 3.25%, 5/22/14		950	1,325,301

			2,377,976

New Zealand — 0.5%
ANZ National International Ltd., Secured Notes, 3.25%, 4/02/12(d)(e)	USD	1,900	1,889,740

Switzerland — 0.6%
European Investment Bank, Unsecured Bonds, 2.00%, 8/29/16	CHF	2,440	2,182,427

United Kingdom — 2.5%
Barclays Bank Plc, Subordinated Unsecured Notes, 6.05%, 12/04/17(d)(e)	USD	2,100	1,803,758
Network Rail Infrastructure Finance Plc, Senior Secured Notes, 4.88%, 11/27/15	GBP	1,630	2,819,986
Nordic Investment Bank, Senior Unsecured Notes, 3.00%, 4/08/14	EUR	2,020	2,816,812
Northern Rock Plc, Senior Secured Notes, 3.88%, 10/18/11		1,450	1,985,304

			9,425,860

United States — 3.8%
Citigroup, Inc., Unsecured Bonds, 2.24%, 12/09/22	JPY	200,000	1,243,220
Comcast Cable Holdings LLC, Senior Unsecured Notes, 9.80%, 2/01/12	USD	1,300	1,463,417
General Electric Capital Corp., Senior Unsecured Notes:
6.63%, 2/04/10	NZD	5,925	3,841,761
6.50%, 9/28/15		5,245	2,945,571

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JUNE 30, 2009

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
United States (concluded)
JPMorgan Chase & Co., Senior Unsecured Bonds, 3.63%, 12/12/11	EUR	3,300	$4,775,332

			14,269,301

Total Corporate Bonds — 18.7%			70,035,618

Foreign Government Obligations
Australia — 3.1%
Australian Government, 5.75%, 4/15/12	AUD	7,875	6,540,250
New South Wales Treasury Corp., 5.25%, 5/01/13		2,390	1,909,258
Queensland Treasury Corp., 6.00%, 9/14/17		3,805	3,028,566

			11,478,074

Canada — 3.3%
Canadian Government:
3.75%, 6/01/12	CAD	6,670	6,042,826
5.00%, 6/01/37		4,372	4,486,078
Export Development Canada, 2.38%, 3/19/12(d)	USD	1,950	1,963,739

			12,492,643

Denmark — 2.6%
Kingdom of Denmark, 3.13%, 3/17/14	EUR	6,800	9,551,175

Finland — 3.3%
Finnish Government, 4.25%, 7/04/15		8,290	12,348,417

France — 4.5%
France Government:
4.25%, 10/25/18		225	329,326
4.25%, 10/25/23		2,380	3,371,692
4.00%, 10/25/38		9,089	12,013,602
Reseau Ferre de France, 5.50%, 12/01/21	GBP	600	1,072,518

			16,787,138

Germany — 7.3%
Bundesrepublik Deutschland:
4.25%, 1/04/14	EUR	4,055	6,116,319
4.25%, 7/04/18		6,670	10,060,815
3.75%, 1/04/19		610	884,471
6.50%, 7/04/27		455	815,985
4.25%, 7/04/39		6,705	9,500,419

			27,378,009

Greece — 0.9%
Hellenic Republic, 4.09%, 2/20/13		2,255	3,188,081

Ireland — 1.0%
Ireland Government, 4.00%, 11/11/11		2,630	3,822,748

Italy — 2.6%
Buoni Poliennali Del Tesoro:
4.25%, 2/01/15		5,945	8,722,802
4.50%, 2/01/18		675	980,082

			9,702,884

Japan — 16.4%
Japan Government (10 Year Issue), 1.50%, 9/20/18	JPY	1,714,000	18,152,743
Japan Government (20 Year Issue):
2.20%, 6/20/26		1,599,000	17,085,307
2.10%, 12/20/27		844,400	8,900,582
Japan Government CPI Linked, Series 14, 1.20%, 12/10/17		568,300	5,151,351
Japan Government CPI Linked, Series 15, 1.40%, 3/10/18		195,600	1,785,683
Japan Government CPI Linked, Series 4, 0.50%, 6/10/15		279,000	2,550,536
Japan Government CPI Linked, Series 9, 1.10%, 9/10/16		850,149	7,853,710

			61,479,912

Portugal — 1.2%
Obrigacoes do Tesouro OT, 5.45%, 9/23/13	EUR	3,000	4,617,987

Qatar — 0.5%
Qatar Government, Senior Notes, 5.15%, 4/09/14(d)(e)	USD	1,780	1,782,225

Spain — 4.2%
Bonos y Obligation del Estado:
5.00%, 7/30/12	EUR	4,155	6,310,578
5.75%, 7/30/32		5,895	9,327,072

			15,637,650

United Kingdom — 3.4%
United Kingdom Treasury Bonds:
2.25%, 3/07/14	GBP	2,455	3,877,400
4.50%, 3/07/19		1,575	2,758,965
4.50%, 12/07/42		3,650	6,108,795

			12,745,160

Total Foreign Government Obligations — 54.3%			203,012,103

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities Collateralized Mortgage Obligations — 1.6%
United States — 1.6%
Bear Stearns ALT-A Trust, Series 04-13, Class A1, 0.68%, 11/25/34(a)	USD	977	542,911
Bear Stearns Mortgage Trust, Series 04-6, Class 3A, 5.43%, 9/25/34(a)		822	650,521
Countrywide Home Loan Mortgage Pass-Through Trust, Series 03-56, Class 5A1, 4.77%, 12/25/33(a)		922	831,239
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 4A1, 5.14%, 1/25/35(a)		1,082	770,369
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1, 0.50%, 8/25/46(a)		855	525,548
JPMorgan Mortgage Trust, Series 04-A5, Class 3A1, 5.30%, 12/25/34(a)		1,058	945,928
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR10, Class 3A2, 6.08%, 8/25/46(a)		847	504,475
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 3A2, 5.52%, 1/25/37(a)		2,134	1,292,570

			6,063,561

Commercial Mortgage-Backed Securities — 4.7%
United States — 4.7%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2, 6.50%, 4/15/36		2,797	2,845,975
Banc of America Commercial Mortgage, Inc., Series 04-5, Class A3, 4.56%, 11/10/41		2,470	2,203,019
Commercial Mortgage Asset Trust, Series 99-C1, Class A3, 6.64%, 1/17/32		680	683,458

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	17

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2, 7.46%, 8/16/33(a)	USD	1,584	$1,621,207
Greenwich Capital Commercial Funding Corp., Series 04-GG1, Class A4, 4.76%, 6/10/36		880	883,540
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3, 5.86%, 10/12/11		4,530	4,468,053
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2, 7.37%, 8/15/26		1,508	1,544,239
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C8, Class A4, 4.51%, 12/15/29		3,825	3,380,578

			17,630,069

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 6.3%			23,693,630

Taxable Municipal Bonds
California GO Series 2009 MB, 5.95%, 4/01/16		1,925	1,848,866
State of California GO, 7.55%, 4/01/39		610	557,491

Total Taxable Municipal Bonds — 0.7%			2,406,357

Total Long-Term Investments
(Cost — $305,828,664) — 83.2%			310,849,871

	Shares
Short-Term Securities
United States — 13.3%
BlackRock Liquidity Funds, TempFund, 0.45%(f)(g)
(Cost — $49,793,960) — 13.3%		49,793,960	49,793,960

	Contracts
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring November 2009, Broker, JPMorgan Chase Bank, National Association
(Cost — $197,625) — 0.0%		4,250	137,542

Total Investments Before Outstanding Options Written
(Cost — $355,820,249*) — 96.5%			360,781,373

Options Written
Exchange-Traded Put Options Written
September 30 Year U.S. Treasury Bonds Futures, Strike Price $110, Expires 8/21/09
(Premiums Received — $56,036) — (0.0)%		(31)	(15,016)

Total Investments Net of Outstanding Options Written — 96.5%			360,766,357
Other Assets in Excess of Liabilities — 3.5%			13,032,814

Net Assets — 100.0%			$373,799,171

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$356,193,117

Gross unrealized appreciation	$17,352,996
Gross unrealized depreciation	(12,764,740)

Net unrealized appreciation	$4,588,256

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security, or a portion thereof, has been pledged as collateral for swap contracts.
(c)

Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(d)	US dollar denominated security issued by foreign domiciled entity.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund	$48,277,372	$59,141

(g)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of June 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN	5,870,000	HUF	379,965,100	Goldman Sachs Bank USA	7/14/09	$(104,407)
EUR	352,000	USD	489,306	Barclays Bank, Plc	7/15/09	4,503
EUR	935,000	USD	1,328,299	Citibank, N.A.	7/15/09	(16,618)
EUR	1,515,000	USD	2,120,933	Citibank, N.A.	7/15/09	4,412
EUR	900,000	USD	1,256,486	Citibank, N.A.	7/15/09	6,095
EUR	910,000	USD	1,267,163	Citibank, N.A.	7/15/09	9,447
EUR	11,306,000	USD	15,819,276	Citibank, N.A.	7/15/09	41,548
EUR	41,861,000	USD	57,014,681	Citibank, N.A.	7/15/09	1,710,771
EUR	635,000	USD	887,134	Royal Bank of Scotland	7/15/09	3,687
EUR	1,325,000	USD	1,867,667	UBS AG	7/15/09	(8,867)
EUR	1,010,000	USD	1,419,060	UBS AG	7/15/09	(2,164)
EUR	1,055,000	USD	1,478,044	UBS AG	7/15/09	1,981
EUR	1,492,000	USD	2,076,282	UBS AG	7/15/09	16,797
USD	8,247,935	EUR	6,087,500	Citibank, N.A.	7/15/09	(292,023)
USD	3,813,574	EUR	2,745,000	Citibank, N.A.	7/15/09	(37,299)
USD	3,696,591	EUR	2,657,500	Citibank, N.A.	7/15/09	(31,531)
USD	1,211,319	EUR	878,500	Citibank, N.A.	7/15/09	(21,101)

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JUNE 30, 2009

Schedule of Investments (continued)	International Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,548,176	EUR	1,830,000	Citibank, N.A.	7/15/09	$(19,072)
USD	894,552	EUR	645,000	Citibank, N.A.	7/15/09	(10,298)
USD	804,313	EUR	580,000	Citibank, N.A.	7/15/09	(9,350)
USD	563,214	EUR	404,000	Citibank, N.A.	7/15/09	(3,544)
USD	723,118	EUR	515,000	Citibank, N.A.	7/15/09	641
USD	1,317,031	EUR	931,500	Citibank, N.A.	7/15/09	10,260
USD	549,824	EUR	390,000	Deutsche Bank AG	7/15/09	2,706
USD	874,128	EUR	625,000	JPMorgan Chase Bank, N.A.	7/15/09	(2,664)
USD	1,204,725	EUR	870,000	Royal Bank of Scotland	7/15/09	(15,770)
USD	1,166,254	EUR	865,000	UBS AG	7/15/09	(47,227)
USD	1,290,713	EUR	946,000	UBS AG	7/15/09	(36,400)
USD	1,036,302	EUR	745,000	UBS AG	7/15/09	(8,834)
USD	951,429	EUR	680,000	UBS AG	7/15/09	(2,521)
USD	977,434	EUR	695,000	UBS AG	7/15/09	2,441
USD	2,712,545	ZAR	22,390,000	Barclays Bank, Plc	7/16/09	(180,839)
AUD	790,000	USD	624,724	UBS AG	8/26/09	9,108
CAD	1,117,000	USD	1,031,394	Citibank, N.A.	8/26/09	(70,730)
CHF	361,000	USD	338,048	Citibank, N.A.	8/26/09	(5,569)
DKK	2,959,800	USD	554,467	Citibank, N.A.	8/26/09	2,576
DKK	15,610,300	USD	2,905,210	Citibank, N.A.	8/26/09	32,697
GBP	220,000	USD	357,933	Citibank, N.A.	8/26/09	3,990
JPY	4,975,250,400	USD	52,061,701	Citibank, N.A.	8/26/09	(382,194)
JPY	243,188,000	USD	2,556,615	Citibank, N.A.	8/26/09	(30,544)
JPY	153,935,000	USD	1,580,506	Citibank, N.A.	8/26/09	18,465
JPY	1,060,554,000	USD	10,806,090	Citibank, N.A.	8/26/09	210,221
JPY	263,100,000	USD	2,760,107	Royal Bank of Scotland	8/26/09	(27,203)
MXN	5,010,000	USD	371,772	Citibank, N.A.	8/26/09	5,470
NOK	7,481,000	USD	1,185,902	Citibank, N.A.	8/26/09	(24,213)
PLN	8,265,200	USD	2,531,819	UBS AG	8/26/09	62,002
SEK	16,257,000	USD	2,119,380	UBS AG	8/26/09	(12,361)
SGD	3,013,000	USD	2,080,873	UBS AG	8/26/09	(1,558)
USD	313,446	AUD	395,500	Citibank, N.A.	8/26/09	(3,871)
USD	11,111,100	AUD	13,650,000	UBS AG	8/26/09	159,440
USD	88,139	CAD	97,000	Citibank, N.A.	8/26/09	4,715
USD	4,120,936	CAD	4,569,500	Citibank, N.A.	8/26/09	190,985
USD	3,459,697	DKK	18,070,000	Goldman Sachs Bank USA	8/26/09	58,868
USD	23,481,056	EUR	16,573,000	Citibank, N.A.	8/26/09	232,645
USD	6,973,231	GBP	4,217,000	Barclays Bank, Plc	8/26/09	35,812
USD	677,323	GBP	418,000	Citibank, N.A.	8/26/09	(10,332)
USD	1,758,824	JPY	170,000,000	Citibank, N.A.	8/26/09	(7,020)
USD	474,562	JPY	46,570,000	Deutsche Bank AG	8/26/09	(9,175)
USD	476,901	JPY	46,110,000	Deutsche Bank AG	8/26/09	(2,059)
USD	751,487	JPY	71,655,000	UBS AG	8/26/09	7,183
USD	508,607	NZD	800,000	Royal Bank of Scotland	8/26/09	(5,761)
USD	6,196,370	NZD	9,918,000	UBS AG	8/26/09	(180,514)
MYR	6,547,762	USD	1,846,000	Citibank, N.A.	9/1/09	12,768
EUR	1,380,000	GBP	1,166,536	Citibank, N.A.	9/2/09	16,755
USD	2,038,949	GBP	1,235,000	Citibank, N.A.	9/2/09	7,279

	Total					$1,262,635

•	Financial futures contracts purchased as of June 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
166	Euro-Bund	Eurex	September 2009	$28,196,456	$632,317
131	Euro-Schatz	Eurex	September 2009	$19,829,272	4,231
162	Australia Treasury Bonds (3 Year)	Sydney	September 2009	$35,237,751	(15,774)
20	Japan Treasury Bonds (10 Year)	Tokyo	September 2009	$28,670,784	393,603
99	U.S. Treasury Notes (10 Year)	Chicago	September 2009	$11,510,297	34,419
1	U.S. Treasury Bonds (30 Year)	Chicago	September 2009	$118,359	3,273

Total					$1,052,069

• Financial futures contracts sold as of June 30, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
262	U.S. Treasury Notes (2 Year)	Chicago	September 2009	$56,649,313	$62,468
34	U.S. Treasury Notes (5 Year)	Chicago	September 2009	$3,900,438	(36,566)

Total					$25,902

•	Interest rate swaps outstanding as of June 30, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
3.14%(a)	6-month PRIBOR	Barclays Bank, Plc	May 2013	EUR	14,600	$(83,118)

(a)	Portfolio pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	19

Schedule of Investments (concluded)	International Bond Portfolio

•	Credit default swaps on single-name issues — buy protection outstanding as of June 30, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
STMicro Electronics NV	0.26%	Citibank, N.A.	September 2012	EUR	950	$26,506

Telecom Austria AG	0.73%	Bank of America, N.A.	March 2013	EUR	500	1,743

JTI UK Finance Plc	0.41%	UBS AG	September 2013	EUR	1,500	(13,072)

Total						$15,177

•	Credit default swaps on single-name issues — sold protection outstanding as of June 30, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Imperial Tobacco Group Plc	0.71%	Royal Bank of Scotland, Plc	September 2012	BBB	EUR	1,300	$(63,154)

[1]	Using the higher of Standard & Poor’s or Moody’s rating of the issuer.
[2]	The maximum potential amount the Portfolio may receive should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes — buy protection outstanding as of June 30, 2009 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
iTraxx HVOL.11.V1	3.75%	Barclays Bank, Plc	June 2014	EUR	7,800	$(170,011)

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 — Short-Term Securities	$49,793,960
Level 2 — Long-Term Investments[1]	310,849,871
Level 3	—

Total	$360,643,831

[1]	See above Schedule of Investments for values in each security type.

Valuation Inputs	Other Financial Instruments[2]
	Assets	Liabilities
Level 1	$1,130,311	$(52,340)
Level 2	3,052,059	(1,968,004)
Level 3	—	—

Total	$4,182,370	$(2,020,344)

[2]

Other financial instruments are options, foreign currency exchange contracts, financial futures contracts and swap contracts. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments and other financial instruments for which significant unobservable inputs were used to determine fair value:

	Other Financial Instruments[3]
	Assets	Liabilities
Balance, as of December 31, 2008	$120,005	$(641,566)
Accrued discounts/premiums	—	—
Realized gain (loss)	95,559	(346,565)
Change in unrealized appreciation (depreciation)	(215,564)	988,131
Net purchases (sales)	—	—
Net transfers in/out of Level 3	—	—

Balance, as of June 30, 2009	—	—

[3]	Other financial instruments are swap contracts.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JUNE 30, 2009

Schedule of Investments June 30, 2009 (Unaudited)	Strategic Income Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies	Shares	Value
Fixed Income Funds — 100.0%
BlackRock High Yield Bond Portfolio	654,517	$3,855,106
BlackRock International Bond Portfolio	57,898	589,981
BlackRock Low Duration Bond Portfolio	806,215	7,280,124

		11,725,211

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, TempFund, 0.45%(a)	37,841	37,841

Total Affiliated Investment Companies (Cost — $11,457,692*) — 100.3%		11,763,052
Liabilities in Excess of Other Assets — (0.3)%		(32,757)

Net Assets — 100.0%		$11,730,295

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$11,526,643

Gross unrealized appreciation	$257,211
Gross unrealized depreciation	(20,802)

Net unrealized appreciation	$236,409

(a)	Represents the current yield as of report date.

•	Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Portfolio values investments in open-end investment companies at net asset value each business day.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 — Affiliated Investment Companies[1]	$11,763,052
Level 2	—
Level 3	—

Total	$11,763,052

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	21

Statements of Assets and Liabilities

June 30, 2009 (Unaudited)	Emerging Market Debt Portfolio	International Bond Portfolio	Strategic Income Portfolio
Assets
Investments at value — unaffiliated[1]	$10,681,443	$310,987,413	$—
Investments at value — affiliated[2]	—	49,793,960	11,763,052
Investments in swap contracts	209	—	—
Cash	30,590	—	—
Collateral received for futures contracts	20,000	2,205,000	—
Foreign currency at value[3]	8,919	3,419,836	—
Unrealized appreciation on swaps	5,263	28,249	—
Unrealized appreciation on foreign currency exchange contracts	89,734	2,886,268	—
Investments sold receivable	775,157	7,477,085	—
Interest receivable	254,684	5,292,858	—
Capital shares sold receivable	29,586	1,060,881	60,641
Margin variation receivable	35	51,242	—
Receivable from advisor	1	1,416	4,468
Dividends receivable — affiliated	—	11,085	—
Prepaid expenses	29,502	76,076	19,731

Total assets	11,925,123	383,291,369	11,847,892

Liabilities
Investments purchased payable	2,952	2,952,707	19,073
Unrealized depreciation on swaps	10,772	329,355	—
Unrealized depreciation on foreign currency exchange contracts	68,501	1,623,633	—
Options written at value[4]	—	15,016	—
Income dividends payable	53,757	323,350	43,536
Other affiliates payable	10,690	153,708	201
Capital shares redeemed payable	1,880	1,706,340	11,431
Margin variation payable	1,621	29,583	—
Service and distribution fees payable	656	58,006	7,315
Officer’s and Trustees’ fees payable	522	7,407	518
Investment advisory fees payable	—	162,682	—
Premiums received for swap contracts	—	581,102	—
Collateral received for swap contracts	—	1,155,000	—
Bank overdraft	—	30,441	—
Other accrued expenses payable	48,050	363,868	35,523

Total liabilities	199,401	9,492,198	117,597

Net Assets	$11,725,722	$373,799,171	$11,730,295

Net Assets Consist of
Paid-in capital	$12,528,770	$397,746,630	$11,622,183
Distributions in excess of net investment income	(56,603)	(9,325,688)	—
Accumulated net realized loss	(757,648)	(21,539,178)	(197,248)
Net unrealized appreciation/depreciation	11,203	6,917,407	305,360

Net Assets	$11,725,722	$373,799,171	$11,730,295

[1] Investments at cost — unaffiliated	$10,694,676	$306,026,289	$—
[2] Investments at cost — affiliated	$—	$49,793,960	$11,457,692
[3] Foreign currency at cost	$8,866	$3,421,930	$—
[4] Premiums received — options written	$—	$56,036	$—

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JUNE 30, 2009

Statements of Assets and Liabilities (concluded)

June 30, 2009 (Unaudited)	Emerging Market Debt Portfolio	International Bond Portfolio	Strategic Income Portfolio
Net Asset Value
BlackRock:
Net assets	$9,061,432	$35,975,952	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	994,541	3,529,867	—

Net asset value	$9.11	$10.19	—

Institutional:
Net assets	$855,332	$157,092,189	$509,180

Shares outstanding, unlimited number of shares authorized, $0.001 par value	93,842	15,433,038	59,397

Net asset value	$9.11	$10.18	$8.57

Service:
Net assets	—	$41,987,464	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	4,118,348	—

Net asset value	—	$10.20	—

Investor A:
Net assets	$1,151,069	$104,153,280	$1,829,684

Shares outstanding, unlimited number of shares authorized, $0.001 par value	126,386	10,208,070	213,389

Net asset value	$9.11	$10.20	$8.57

Investor B:
Net assets	—	$6,101,614	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	598,101	—

Net asset value	—	$10.20	—

Investor C:
Net assets	$657,889	$28,488,672	$9,391,431

Shares outstanding, unlimited number of shares authorized, $0.001 par value	72,233	2,797,022	1,095,982

Net asset value	$9.11	$10.19	$8.57

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	23

Statements of Operations

	Emerging Market Debt Portfolio	International Bond Portfolio	Strategic Income Portfolio
	Six Months Ended June 30, 2009 (Unaudited)	Six Months Ended June 30, 2009 (Unaudited)	Six Months Ended June 30, 2009 (Unaudited)
Investment Income
Interest	$330,887	$5,945,296	$—
Dividends	349	—	—
Dividends — affiliated	—	59,141	230,664

Total income	331,236	6,004,437	230,664

Expenses
Organization and offering	12,971	—	10,516
Investment advisory	28,834	1,033,353	—
Professional	23,266	49,392	17,094
Registration	18,001	34,363	14,879
Printing	13,222	51,912	8,442
Custodian	8,810	53,679	645
Administration	3,604	140,912	2,399
Officer and Trustees	2,547	14,446	2,519
Service and distribution — class specific	1,837	354,517	25,741
Administration — class specific	1,199	47,017	798
Transfer agent — class specific	253	228,179	587
Miscellaneous	3,096	25,597	2,605

Total expenses excluding interest expense	117,640	2,033,367	86,225
Interest expense	—	1,121	—

Total expenses	117,640	2,034,488	86,225
Less fees waived by advisor	(28,834)	(6,370)	—
Less administration fees waived	(3,020)	—	(2,399)
Less administration fees waived — class specific	(971)	(14,976)	(752)
Less transfer agent fees waived — class specific	(23)	(8,220)	(52)
Less transfer agent fees reimbursed — class specific	(16)	(14,109)	(447)
Less fees paid indirectly	—	(544)	—
Less expenses reimbursed by advisor	(41,873)	—	(51,957)

Total expenses after fees waived and reimbursed	42,903	1,990,269	30,618

Net investment income	288,333	4,014,168	200,046

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(298,037)	(9,876,462)	—
Investments — affiliated	—	—	(128,297)
TBA sale commitments	—	588,082	—
Options written	6,329	(1,881,700)	—
Financial futures contracts and swaps	(23,826)	1,254,201	—
Foreign currency transactions	(52,517)	1,285,631	—

	(368,051)	(8,630,248)	(128,297)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,166,431	3,588,002	—
Investments — affiliated	—	—	625,006
Options written	—	2,396,333	—
Financial futures contracts and swaps	2,217	952,175	—
Foreign currency transactions and other	23,956	(6,669,088)	—

	1,192,604	267,422	625,006

Total realized and unrealized gain (loss)	824,553	(8,362,826)	496,709

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,112,886	$(4,348,658)	$696,755

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JUNE 30, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Changes in Net Assets

	Emerging Market Debt Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2009 (Unaudited)	Period February 1, 2008[1] to December 31, 2008
Operations
Net investment income	$288,333	$483,437
Net realized gain (loss)	(368,051)	(445,359)
Net change in unrealized appreciation/depreciation	1,192,604	(1,181,401)

Net increase (decrease) in net assets resulting from operations	1,112,886	(1,143,323)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(255,079)	(477,378)
Institutional	(14,484)	(4,595)
Service	—	—
Investor A	(10,834)	(1,319)
Investor B	—	—
Investor C	(7,010)	(1,912)
Net realized gain:
Institutional	—	—
Investor A	—	—
Investor C	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(287,407)	(485,204)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	2,113,681	10,414,972

Redemption Fees
Redemption fees	7	110

Net Assets
Total increase (decrease) in net assets	2,939,167	8,786,555
Beginning of period	8,786,555	—

End of period	$11,725,722	$8,786,555

End of period undistributed (distributions in excess of) net investment income	$(56,603)	$(57,529)

[1]	Commencement of operations.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JUNE 30, 2009

Statements of Changes in Net Assets (concluded)

International Bond Portfolio			Strategic Income Portfolio
Six Months Ended June 30, 2009 (Unaudited)	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period February 5, 2008[1] to December 31, 2008
$4,014,168	$3,158,625	$16,354,613	$200,046	$80,259
(8,630,248)	(6,264,046)	48,686,855	(128,297)	(66,897)
267,422	25,733,940	(62,963,681)	625,006	(319,646)

(4,348,658)	22,628,519	2,077,787	696,755	(306,284)

(2,694,542)	(4,885,504)	(2,711,199)	—	—
(10,683,834)	(13,748,394)	(6,808,161)	(11,901)	(8,261)
(2,798,879)	(3,568,772)	(1,790,729)	—	—
(6,798,045)	(8,241,739)	(3,663,762)	(39,709)	(27,080)
(392,101)	(626,024)	(240,087)	—	—
(1,809,352)	(2,450,483)	(916,773)	(148,436)	(44,918)
—	—	—	—	(134)
—	—	—	—	(506)
—	—	—	—	(1,414)

(25,176,753)	(33,520,916)	(16,130,711)	(200,046)	(82,313)

(26,930,406)	(41,359,100)	(38,311,264)	7,669,660	3,939,495

15,033	42,160	75,542	7,185	5,843

(56,440,784)	(52,209,337)	(52,288,646)	8,173,554	3,556,741
430,239,955	482,449,292	534,737,938	3,556,741	—

$373,799,171	$430,239,955	$482,449,292	$11,730,295	$3,556,741

$(9,325,688)	$11,836,897	$42,090,935	$—	$—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	27

Financial Highlights	Emerging Market Debt Portfolio

	BlackRock		Institutional		Investor A		Investor C
	Six Months Ended June 30, 2009 (Unaudited)	Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period February 1, 2008[1] to December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period February 1, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$8.39	$10.00	$8.39	$10.00	$8.38	$10.00	$8.38	$10.00

Net investment income[2]	0.26	0.48	0.27	0.49	0.26	0.45	0.22	0.41
Net realized and unrealized gain (loss)	0.72	(1.61)	0.70	(1.64)	0.71	(1.62)	0.72	(1.65)

Net increase (decrease) from investment operations	0.98	(1.13)	0.97	(1.15)	0.97	(1.17)	0.94	(1.24)

Dividends from net investment income	(0.26)	(0.48)	(0.25)	(0.46)	(0.24)	(0.45)	(0.21)	(0.38)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$9.11	$8.39	$9.11	$8.39	$9.11	$8.38	$9.11	$8.38

Total Investment Return
Based on net asset value[4,5]	11.84%	(11.59)%	11.80%	(11.70)%	11.79%[6]	(11.99)%[6]	11.26%[6]	(12.61)%[6]

Ratios to Average Net Assets
Total expenses[7,8]	2.31%	3.42%	2.05%	4.38%	2.04%	4.04%	3.06%	4.62%

Total expenses after fees waived and reimbursed[8]	0.85%	0.84%	0.89%	0.96%	1.12%	1.18%	1.89%	1.90%

Net investment income[8]	6.03%	5.63%	6.08%	6.36%	5.86%	5.38%	5.06%	4.82%

Supplemental Data
Net assets, end of period (000)	$9,061	$8,341	$855	$220	$1,151	$73	$658	$152

Portfolio turnover	61%	89%	61%	89%	61%	89%	61%	89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Total investment returns exclude the effects of sales charges.
[7]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[8]	Annualized.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JUNE 30, 2009

Financial Highlights (continued)	International Bond Portfolio

	BlackRock
	Six Months Ended June 30, 2009 (Unaudited)	Period October 1, 2008 to December 31, 2008	Year Ended September 30,				Period May 18, 2004[1] to September 30, 2004
			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$11.20	$11.57	$10.98	$11.13	$11.41	$10.96

Net investment income[2]	0.12	0.09	0.40	0.35	0.33	0.30	0.11
Net realized and unrealized gain (loss)	(0.14)	0.55	(0.38)	0.57	(0.18)	0.03	0.51

Net increase (decrease) from investment operations	(0.02)	0.64	0.02	0.92	0.15	0.33	0.62

Dividends and distributions from:
Net investment income	(0.74)	(0.89)	(0.39)	(0.33)	(0.30)	(0.60)	(0.17)
Net realized gain	—	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.74)	(0.89)	(0.39)	(0.33)	(0.30)	(0.61)	(0.17)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.19	$10.95	$11.20	$11.57	$10.98	$11.13	$11.41

Total Investment Return
Based on net asset value[4]	0.02%[5,6]	5.70%[5]	0.04%	8.56%[6]	1.44%	2.62%	5.71%[5]

Ratios to Average Net Assets
Total expenses	0.79%[7]	0.81%[7]	0.77%	0.75%	0.81%	0.83%	0.89%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.78%[7]	0.79%[7]	0.77%	0.75%	0.77%	0.78%	0.78%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.78%[7]	0.78%[7]	0.76%	0.75%	0.77%	0.78%	0.78%[7]

Net investment income	2.39%[7]	3.11%[7]	3.34%	3.18%	3.05%	2.59%	2.58%[7]

Supplemental Data
Net assets, end of period (000)	$35,976	$62,415	$67,594	$87,530	$144,623	$98,721	$35,748

Portfolio turnover	89%[8]	25%[9]	151%[10]	77%	148%	164%	240%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.005 per share.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 74%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	29

Financial Highlights (continued)	International Bond Portfolio

	Institutional
	Six Months Ended	Period
	June 30, 2009	October 1, 2008 to	Year Ended September 30,
	(Unaudited)	December 31, 2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.94	$11.19	$11.56	$10.96	$11.13	$11.41	$11.07

Net investment income[1]	0.12	0.08	0.40	0.35	0.32	0.28	0.28
Net realized and unrealized gain (loss)	(0.15)	0.56	(0.38)	0.58	(0.20)	0.03	0.51

Net increase (decrease) from investment operations	(0.03)	0.64	0.02	0.93	0.12	0.31	0.79

Dividends and distributions from:
Net investment income	(0.73)	(0.89)	(0.39)	(0.33)	(0.29)	(0.58)	(0.45)
Net realized gain	—	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.73)	(0.89)	(0.39)	(0.33)	(0.29)	(0.59)	(0.45)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.18	$10.94	$11.19	$11.56	$10.96	$11.13	$11.41

Total Investment Return
Based on net asset value[3]	0.00%[4,5]	5.71%[4]	0.02%	8.64%[5]	1.15%	2.46%	7.20%

Ratios to Average Net Assets
Total expenses	0.82%[6]	0.83%[6]	0.79%	0.77%	0.89%	0.95%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly	0.82%[6]	0.83%[6]	0.79%	0.77%	0.87%	0.94%	0.94%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.82%[6]	0.82%[6]	0.79%	0.77%	0.87%	0.94%	0.94%

Net investment income	2.38%[6]	3.07%[6]	3.32%	3.19%	2.93%	2.43%	2.44%

Supplemental Data
Net assets, end of period (000)	$157,092	$175,123	$180,834	$213,262	$229,648	$346,746	$133,544

Portfolio turnover	89%[7]	25%[8]	151%[9]	77%	148%	164%	240%

	Service
	Six Months Ended	Period
	June 30, 2009	October 1, 2008 to	Year Ended September 30,
	(Unaudited)	December 31, 2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42	$11.08

Net investment income[1]	0.11	0.08	0.36	0.32	0.29	0.26	0.25
Net realized and unrealized gain (loss)	(0.15)	0.56	(0.38)	0.58	(0.19)	0.02	0.50

Net increase (decrease) from investment operations	(0.04)	0.64	(0.02)	0.90	0.10	0.28	0.75

Dividends and distributions from:
Net investment income	(0.72)	(0.89)	(0.35)	(0.30)	(0.26)	(0.55)	(0.41)
Net realized gain	—	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.72)	(0.89)	(0.35)	(0.30)	(0.26)	(0.56)	(0.41)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.20	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3]	(0.17)%[4,5]	5.71%[4]	(0.30)%	8.32%[5]	0.93%	2.21%	6.89%

Ratios to Average Net Assets
Total expenses	1.15%[6]	1.12%[6]	1.11%	1.05%	1.20%	1.20%	1.25%

Total expenses after fees waived, reimbursed and paid indirectly	1.15%[6]	1.12%[6]	1.11%	1.05%	1.18%	1.19%	1.23%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.15%[6]	1.11%[6]	1.11%	1.05%	1.18%	1.19%	1.23%

Net investment income	2.05%[6]	2.78%[6]	2.99%	2.90%	2.62%	2.19%	2.18%

Supplemental Data
Net assets, end of period (000)	$41,987	$45,545	$50,020	$70,819	$73,139	$107,402	$80,024

Portfolio turnover	89%[7]	25%[8]	151%[9]	77%	148%	164%	240%

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JUNE 30, 2009

Financial Highlights (continued)	International Bond Portfolio

	Investor A
	Six Months Ended June 30, 2009	Period October 1, 2008 to	Year Ended September 30,
	(Unaudited)	December 31, 2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$11.21	$11.57	$10.98	$11.14	$11.42	$11.07

Net investment income[1]	0.10	0.08	0.35	0.31	0.29	0.25	0.23
Net realized and unrealized gain (loss)	(0.14)	0.55	(0.36)	0.57	(0.19)	0.03	0.52

Net increase (decrease) from investment operations	(0.04)	0.63	(0.01)	0.88	0.10	0.28	0.75

Dividends and distributions from:
Net investment income	(0.72)	(0.88)	(0.35)	(0.29)	(0.26)	(0.55)	(0.40)
Net realized gain	—	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.72)	(0.88)	(0.35)	(0.29)	(0.26)	(0.56)	(0.40)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.20	$10.96	$11.21	$11.57	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3,10]	(0.28)%[4,5]	5.68%[4]	(0.29)%	8.13%[5]	0.93%	2.21%	6.84%

Ratios to Average Net Assets
Total expenses	1.26%[6]	1.25%[6]	1.19%	1.22%	1.39%	1.29%	1.43%

Total expenses after fees waived, reimbursed and paid indirectly	1.19%[6]	1.19%[6]	1.17%	1.16%	1.18%	1.18%	1.31%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.19%[6]	1.19%[6]	1.17%	1.16%	1.18%	1.18%	1.31%

Net investment income	2.01%[6]	2.75%[6]	2.90%	2.79%	2.64%	2.17%	2.06%

Supplemental Data
Net assets, end of period (000)	$104,153	$106,247	$138,912	$110,810	$141,130	$182,321	$123,145

Portfolio turnover	89%[7]	25%[8]	151%[9]	77%	148%	164%	240%

[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[4]	Aggregate total investment return.
[5]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[6]	Annualized.
[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 74%.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[9]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.
[10]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	31

Financial Highlights (continued)	International Bond Portfolio

	Investor B
	Six Months Ended June 30, 2009	Period October 1, 2008 to	Year Ended September 30,
	(Unaudited)	December 31, 2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42	$11.07

Net investment income[1]	0.06	0.05	0.25	0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss)	(0.15)	0.56	(0.37)	0.57	(0.19)	0.02	0.51

Net increase (decrease) from investment operations	(0.09)	0.61	(0.12)	0.79	0.01	0.19	0.66

Dividends and distributions from:
Net investment income	(0.67)	(0.86)	(0.25)	(0.19)	(0.17)	(0.46)	(0.31)
Net realized gain	—	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.67)	(0.86)	(0.25)	(0.19)	(0.17)	(0.47)	(0.31)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.20	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3,4]	(0.73)%[5,6]	5.46%[5]	(1.18)%	7.30%[6]	0.10%	1.45%	6.04%

Ratios to Average Net Assets
Total expenses	2.11%[7]	2.02%[7]	2.00%	2.01%	2.03%	1.95%	2.09%

Total expenses after fees waived, reimbursed and paid indirectly	2.11%[7]	2.02%[7]	2.00%	2.01%	2.02%	1.93%	2.06%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.11%[7]	2.02%[7]	2.00%	2.01%	2.02%	1.93%	2.06%

Net investment income	1.08%[7]	1.88%[7]	2.11%	1.96%	1.79%	1.43%	1.32%

Supplemental Data
Net assets, end of period (000)	$6,102	$8,376	$9,347	$12,539	$15,475	$19,705	$16,780

Portfolio turnover	89%[8]	25%[9]	151%[10]	77%	148%	164%	240%

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JUNE 30, 2009

Financial Highlights (continued)	International Bond Portfolio

	Investor C
	Six Months Ended June 30, 2009 (Unaudited)	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
			2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$11.20	$11.61	$11.01	$11.17	$11.45	$11.10

Net investment income[1]	0.06	0.05	0.27	0.24	0.21	0.17	0.15
Net realized and unrealized gain (loss)	(0.14)	0.56	(0.42)	0.57	(0.19)	0.02	0.51

Net increase (decrease) from investment operations	(0.08)	0.61	(0.15)	0.81	0.02	0.19	0.66

Dividends and distributions from:
Net investment income	(0.68)	(0.86)	(0.26)	(0.21)	(0.18)	(0.46)	(0.31)
Net realized gain	—	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.68)	(0.86)	(0.26)	(0.21)	(0.18)	(0.47)	(0.31)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.19	$10.95	$11.20	$11.61	$11.01	$11.17	$11.45

Total Investment Return
Based on net asset value[3,4]	(0.56)%[5,6]	5.50%[5]	(1.40)%	7.41%[6]	0.17%	1.45%	6.03%

Ratios to Average Net Assets
Total expenses	1.95%[7]	1.93%[7]	1.88%	1.89%	1.95%	1.94%	2.07%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%[7]	1.93%[7]	1.88%	1.89%	1.94%	1.93%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.95%[7]	1.93%[7]	1.87%	1.89%	1.94%	1.93%	2.04%

Net investment income	1.26%[7]	1.98%[7]	2.23%	2.12%	1.88%	1.42%	1.32%

Supplemental Data
Net assets, end of period (000)	$28,489	$32,535	$35,742	$39,777	$50,795	$65,555	$36,947

Portfolio turnover	89%[8]	25%[9]	151%[10]	77%	148%	164%	240%

[1]	Based on average shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total investment returns exclude the effects of sales charges.
[4]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[5]	Aggregate total investment return.
[6]	The total return was not impacted by the reimbursement of losses made by the investment advisor.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 74%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2009	33

Financial Highlights (concluded)	Strategic Income Portfolio

	Institutional		Investor A		Investor C
	Six Months Ended June 30, 2009 (Unaudited)	Period February 5, 2008[1] to December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period February 5, 2008[1] to December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period February 5, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$7.96	$10.00	$7.97	$10.00	$7.96	$10.00

Net investment income[2]	0.28	0.62	0.27	0.59	0.25	0.58
Net realized and unrealized gain (loss)	0.58	(2.11)	0.58	(2.09)	0.58	(2.15)

Net increase (decrease) from investment operations	0.86	(1.49)	0.85	(1.50)	0.83	(1.57)

Dividends and distributions from:
Net investment income	(0.27)	(0.59)	(0.26)	(0.57)	(0.23)	(0.51)
Net realized gain	—	(0.00)[3]	—	(0.00)[3]	—	(0.00)[3]

Total dividends and distributions	(0.27)	(0.59)	(0.26)	(0.57)	(0.23)	(0.51)

Redemption fees added to paid-in capital	0.02	0.04	0.01	0.04	0.01	0.04

Net asset value, end of period	$8.57	$7.96	$8.57	$7.97	$8.57	$7.96

Total Investment Return
Based on net asset value[4,5]	11.29%	(15.06)%	11.01%[6]	(15.13)%[6]	10.74%[6]	(15.79)%[6]

Ratios to Average Net Assets
Total expenses[7,8]	1.94%[9]	19.13%[10]	2.14%[9]	16.33%[10]	2.70%[9]	14.27%[10]

Total expenses after fees waived and reimbursed[8]	0.15%[9]	0.15%[10]	0.40%[9]	0.40%[10]	1.15%[9]	1.14%[10]

Net investment income[8]	6.93%[9]	7.51%[10]	6.68%[9]	7.19%[10]	6.10%[9]	7.38%[10]

Supplemental Data
Net assets, end of period (000)	$509	$244	$1,830	$843	$9,391	$2,470

Portfolio turnover	12%	115%	12%	115%	12%	115%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Total investment returns exclude the effects of sales charges.
[7]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[8]	Annualized.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.46%.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

See Notes to Financial Statements.
34	SEMI-ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2009, the Fund had 33 registered portfolios, of which the BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Portfolio (“Strategic Income”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Strategic Income generally invests in other open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, Strategic Income indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate-related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. TBA commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Portfolios are not obligated for costs associated with the registration of restricted securities.

SEMI-ANNUAL REPORT	JUNE 30, 2009	35

Notes to Financial Statements (Unaudited) (continued)

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury. The International Bond Fund invests a portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Fund’s maximum amount of loss is the unrealized gain of the commitment.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios. The Portfolios will account for dollar roll

36	SEMI-ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (Unaudited) (continued)

transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitutes a borrowing (not treated as purchases and sales) and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investments in IO’s.

Stripped Mortgage Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Portfolios may enter into to-be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments”.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, options, swaps, written swaptions, written options, foreign currency exchange contracts or financial futures contracts), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, swaps and written options). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each Portfolio may be required to deliver and/or receive additional collateral.

Average Borrowings: For the six months ended June 30, 2009, for International Bond the average amount outstanding of investments considered as borrowings was approximately $143,646 and daily weighted average interest rate was 2.88%.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and

SEMI-ANNUAL REPORT	JUNE 30, 2009	37

Notes to Financial Statements (Unaudited) (continued)

losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on International Bond’s US federal tax return remains open for the years ended September 30, 2005 through September 30, 2008 and the period ended December 31, 2008. Emerging Market Debt and Strategic Income’s US federal tax returns remain open for the year ended December 31, 2008. The statutes of limitations on the Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on it financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: As of June 30, 2009, the International Bond Portfolio recorded a bank overdraft resulting from the estimation of available cash. The overdraft resulted in fees being charged by the custodian which are included in custodian on the Statements of Operations.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Emerging Market Debt and Strategic Income were expensed by each Portfolio and reimbursed by the Manager. Offering costs are amortized over a twelve month period beginning with the commencement of operations.

Other: Expenses directly related to a Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Portfolios may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Portfolios and their counterparties. The ISDA Master Agreement allows the Portfolios to offset with their counterparties the Portfolios derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparties non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Portfolios are subject to credit risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in derivative financial instruments, as described below.

Financial Futures Contracts — The Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by a Portfolio as unrealized gains or losses. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency Exchange Contracts — The Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency

38	SEMI-ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (Unaudited) (continued)

exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolios, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolios. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar. In the event of default by the counterparty to the transaction, a Portfolio’s maximum amount of loss, as either the buyer or seller, is the unrealized loss of the contract.

Options — The Portfolios may purchase and write call and put options to increase or decrease its exposure to underlying securities (interest rate risk). When the Portfolios purchase a call option they may increase their exposure to the underlying security and when the Portfolios purchase a put option they may decrease their exposure to the underlying security. When the Portfolios write a call option they may decrease their exposure to the underlying security and when the Portfolios write a put option they may increase their exposure to the underlying security. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolios write a call option, such option is “covered,” meaning that the Portfolios hold the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolios write a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Portfolios in a securities lending transaction.

In purchasing and writing options, the Portfolios bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolios purchasing a security at a price different from the current market value. The Portfolios may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Portfolios to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Portfolios’ maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Swaps — The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolios will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit Default Swaps — The Portfolios may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which they are not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place. (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, the Portfolios will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a

SEMI-ANNUAL REPORT	JUNE 30, 2009	39

Notes to Financial Statements (Unaudited) (continued)

net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Portfolios will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the sweep less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty to the transaction, the Portfolios’ maximum amount of loss, as either the buyer or seller, is the fair value of the credit default swap.

The aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 for International Bond was $(63,154), as included on its Schedule of Investments. If a defined credit event had occurred as of June 30, 2009, the credit default swaps’ credit-risk-related contingent features, as described above, would have been triggered and International Bond would have been required to pay EUR 1,300,000, which is the notional amount of the credit default swaps in a net liability position that the Portfolio is the seller less the value of the credit default swaps’ underlying issuers or indices.

•

Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Portfolios bear the market risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Portfolios may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written swaption could result in the Portfolios purchasing an interest rate swap at a price different from the current market value. The Portfolios execute transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Portfolios to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

•

Interest Rate Swaps — The Portfolios may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Portfolios’ maximum risk of loss due to counterparty default is the discounted net value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

	Values of Derivative Instruments as of June 30, 2009*
	Asset Derivatives		Liability Derivatives
Emerging Market Debt	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest rate contracts**	Unrealized appreciation on swaps	$14,295	Unrealized depreciation on swaps	$(492)
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	89,734	Unrealized depreciation on foreign currency exchange contracts	(68,501)
Credit contracts	Unrealized appreciation on swaps	122	Unrealized depreciation on swaps	(10,772)

Total		$104,151		$(79,765)

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended December 31, 2008.
**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

40	SEMI-ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (Unaudited) (continued)

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended June 30, 2009
Net Realized Gain (Loss) from Derivatives Recognized in Income

Emerging Market Debt	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total
Interest rate contracts	—	$(9,931)	$4,375	$—	$(5,556)
Foreign currency exchange contracts	$(17,099)	—	—	(29,938)	(47,037)
Credit contracts	—	—	(18,270)	—	(18,270)

Total	$(17,099)	$(9,931)	$(13,895)	$(29,938)	$(70,863)

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Emerging Market Debt	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total
Interest rate contracts	$8,662	$(8,202)	—	$460
Foreign currency exchange contracts	—	—	$24,031	24,031
Credit contracts	—	1,757	—	1,757

Total	$8,662	$(6,445)	$24,031	$26,248

	Values of Derivative Instruments as of June 30, 2009*
	Asset Derivatives		Liability Derivatives
International Bond	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Interest rate contracts**	Unrealized appreciation on swaps/ Investments at value — unaffiliated	$1,267,853	Unrealized depreciation on swaps/ Option written — at value	$(150,474)
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,886,268	Unrealized depreciation on foreign currency exchange contracts	(1,623,633)
Credit contracts	Unrealized appreciation on swaps	28,249	Unrealized depreciation on swaps	(246,237)

Total		$4,182,370		$(2,020,344)

*	For open derivative instruments as of June 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended December 31, 2008.
**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended June 30, 2009

Net Realized Gain (Loss) from Derivatives Recognized in Income

International Bond	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(66,080)	$810,287	$415,093	—	$1,159,300
Foreign currency exchange contracts	—	—	—	$(419,548)	(419,548)
Credit contracts	—	—	28,821	—	28,821

Total	$(66,080)	$810,287	$443,914	$(419,548)	$768,573

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
International Bond	Options	Financial Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(109,057)	$2,345,751	$(910,580)	—	$1,326,114
Foreign currency exchange contracts	—	—	—	$(6,974,740)	(6,974,740)
Credit contracts	—	—	(482,996)	—	(482,996)

Total	$(109,057)	$2,345,751	$(1,393,576)	$(6,974,740)	$(6,131,622)

SEMI-ANNUAL REPORT	JUNE 30, 2009	41

Notes to Financial Statements (Unaudited) (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC is not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios investment advisor, an indirect, wholly owned subsidiary of BlackRock to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	Emerging Market Debt	International Bond and Strategic Income
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.600%	0.550%
$1 Billion — $2 Billion	0.550	0.500
$2 Billion — $3 Billion	0.525	0.475
Greater Than $3 Billion	0.500	0.450

The Advisory fee for Strategic Income would be attributable to direct investments in fixed income and other securities and would exclude investments in the Underlying Funds. There were no direct investments during the period January 1, 2009 to June 30, 2009, therefore no advisory fees were accrued.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, pursuant to which BFM serves as sub-advisor for all of the Portfolios. The Manager pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

The Manager contractually agreed to waive or reimburse fees or expenses until May 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses. This agreement is reviewed annually by the Board. As of June 30, 2009, expense limitations as a percentage of net assets were as follows:

	Emerging Market Debt	International Bond	Strategic Income
BlackRock	0.85%	0.78%	NA
Institutional	1.00%	1.03%	0.15%
Service	NA	1.33%	NA
Investor A	1.25%	1.19%	0.40%
Investor B	NA	2.25%	NA
Investor C	2.00%	2.25%	1.15%

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for International Bond and Strategic Income Portfolios.

Brown Brothers Harriman & Co. serves as the custodian for Emerging Market Debt Portfolio. For these services, the custodians each receive a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

Effective October 1, 2008, the Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investment LLC (“BIL”), which replaced BlackRock Distributor, Inc. (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Fund. The service and distribution fees did not change as a result of this transaction. BIL and BDI are affiliates of BlackRock.

42	SEMI-ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (Unaudited) (continued)

Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, each Portfolio pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%

*	Service class and Investor B class pertain only to the International Bond Portfolio.

The Manager maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares for the six months ended June 30, 2009. Each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$34	$692	—
Institutional	9	1,901	$10
Service	—	1,192	—
Investor A	6	8,653	18
Investor B	—	789	—
Investor C	6	1,458	31

Total	$55	$14,685	$59

For the six months ended June 30, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$1,059	$5,425	—
Institutional	59	19,371	$43
Service	—	5,181	—
Investor A	46	12,584	149
Investor B	—	865	—
Investor C	35	3,591	606

Total	$1,199	$47,017	$798

	Administration Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$971	$2,537	—
Institutional	—	—	$43
Investor A	—	12,439	144
Investor C	—	—	565

Total	$971	$14,976	$752

	Service and Distribution Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income
Service	—	$51,791	—
Investor A	$456	125,786	$1,484
Investor B	—	34,617	—
Investor C	1,381	142,323	24,257

Total	$1,837	$354,517	$25,741

SEMI-ANNUAL REPORT	JUNE 30, 2009	43

Notes to Financial Statements (Unaudited) (continued)

	Transfer Agent Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$59	$5,088	—
Institutional	76	36,406	$81
Service	—	27,319	—
Investor A	53	121,813	149
Investor B	—	11,580	—
Investor C	65	25,973	357

Total	$253	$228,179	$587

	Transfer Agent Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$23	$50	—
Institutional	—	—	$9
Investor A	—	8,170	17
Investor C	—	—	26

Total	$23	$8,220	$52

	Transfer Agent Fees Reimbursed
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$16	$17	—
Institutional	—	—	$67
Investor A	—	14,092	119
Investor C	—	—	261

Total	$16	$14,109	$447

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Manager are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Manager at the previous quarterly meeting.

On June 30, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
Emerging Market Debt	—	$259,261	$49,329
International Bond	$49,991	33,211	29,017
Strategic Income	—	189,438	37,713

The International Bond Portfolio had a recoupable waiver of $195,671 which expired on January 31, 2009.

For the six months ended June 30, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Emerging Market Debt	$4
International Bond	3,244

For the six months ended June 30, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares:

Share Classes	Emerging Market Debt	International Bond	Strategic Income
Investor A	—	$1,484	—
Investor B	—	9,718	—
Investor C	$1	2,603	$1,163

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

During the six months ended June 30, 2009, International Bond received reimbursements from an affiliate in the amount of $21,016 which is included in capital share transactions in the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or directors of the Fund are officers and/or trustees/ directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

44	SEMI-ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (Unaudited) (continued)

4. Investments:

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions), excluding short-term securities, dollar roll transactions and US government securities for the six months ended June 30, 2009, were as follows:

	Purchases	Sales
Emerging Market Debt	$6,485,049	$4,888,006
International Bond	286,519,635	400,591,222
Strategic Income	8,234,851	763,898

Purchases and sales of US government securities for the six months ended June 30, 2009, were as follows:

	Purchases	Sales
Emerging Market Debt	$111,160	$109,247
International Bond	41,360,767	54,966,638

Purchases and sales of mortgage dollar rolls for International Bond for the six months ended June 30, 2009, were $55,978,570 and $56,139,168, respectively.

Written option transactions during the six months ended June 30, 2009 are summarized as follows:

	Emerging Market Debt
	Contracts	Premium
Balance at 12/31/08	—	—
Written	(82)	$(6,329)
Expired	82	6,329

Balance at 6/30/09	—	$—

	International Bond
	Contracts	Premium
Balance at 12/31/08	(2,800)	$(1,049,300)
Written	(31)	(56,036)
Closed	2,800	1,049,300

Balance at 6/30/09	(31)	$(56,036)

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted on month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended June 30, 2009.

6. Capital Loss Carryforward:

As of December 31, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring December 31,
Portfolios	2014	2015	2016	Total
Emerging Market Debt	—	—	$145,091	$145,091
International Bond	$2,538,574	$208,463	3,233,885	5,980,922

7. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets approximates their value recorded in the Portfolios’ Statements of Assets and Liabilities.

SEMI-ANNUAL REPORT	JUNE 30, 2009	45

Notes to Financial Statements (Unaudited) (continued)

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2009		Period February 1, 2008 to December 31, 2008
Emerging Market Debt	Shares	Amount	Shares	Amount
BlackRock
Shares sold	—	—	1,061,696	$10,609,436
Shares issued in reinvestment of dividends	15	$136	329	3,200

Total issued	15	136	1,062,025	10,612,636
Shares redeemed	—	—	(67,499)	(658,520)

Net increase	15	$136	994,526	$9,954,116

Institutional
Shares sold	72,875	$628,412	28,239	$252,200
Shares issued in reinvestment of dividends	1,421	12,549	438	3,542

Total issued	74,296	640,961	28,677	255,742
Shares redeemed	(6,705)	(57,309)	(2,426)	(20,403)

Net increase	67,591	$583,652	26,251	$235,339

Investor A
Shares sold	125,713	$1,120,625	9,984	$87,771
Shares issued in reinvestment of dividends	685	6,085	45	395

Total issued	126,398	1,126,710	10,029	88,166
Shares redeemed	(8,745)	(78,939)	(1,296)	(12,129)

Net increase	117,653	$1,047,771	8,733	$76,037

Investor C
Shares sold	55,865	$497,547	24,059	$206,784
Shares issued in reinvestment of dividends	615	5,407	82	707

Total issued	56,480	502,954	24,141	207,491
Shares redeemed	(2,345)	(20,832)	(6,043)	(58,011)

Net increase	54,135	$482,122	18,098	$149,480

	Six Months Ended June 30, 2009		Period October 1, 2008 to December 31, 2008		Year Ended September 30, 2008
International Bond	Shares	Amount	Shares	Amount	Shares	Amount
BlackRock
Shares sold	627,529	$6,550,756	400,878	$4,450,515	2,456,389	$29,648,295
Shares issued in reinvestment of dividends and distributions	186,962	1,884,778	332,814	3,627,967	109,983	1,319,072

Total issued	814,491	8,435,534	733,692	8,078,482	2,566,372	30,967,367
Shares redeemed	(2,983,847)	(30,712,842)	(1,068,632)	(11,726,715)	(4,097,108)	(49,101,436)

Net decrease	(2,169,356)	$(22,277,308)	(334,940)	$(3,648,233)	(1,530,736)	$(18,134,069)

Institutional
Shares sold	1,842,873	$19,070,649	1,702,714	$18,895,797	2,912,882	$35,080,457
Shares issued in reinvestment of dividends and distributions	820,733	8,249,139	545,599	5,937,165	194,230	2,329,875

Total issued	2,663,606	27,319,788	2,248,313	24,832,962	3,107,112	37,410,332
Shares redeemed	(3,239,792)	(33,469,203)	(2,397,918)	(26,257,193)	(5,397,676)	(65,260,130)

Net decrease	(576,186)	$(6,149,415)	(149,605)	$(1,424,231)	(2,290,564)	$(27,849,798)

46	SEMI-ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended June 30, 2009		Period October 1, 2008 to December 31, 2008		Year Ended September 30, 2008
International Bond (concluded)	Shares	Amount	Shares	Amount	Shares	Amount
Service
Shares sold	440,129	$4,571,082	293,029	$3,253,607	1,595,289	$19,299,844
Shares issued in reinvestment of dividends and distributions	230,402	2,324,844	269,387	2,936,662	122,760	1,473,465

Total issued	670,531	6,895,926	562,416	6,190,269	1,718,049	20,773,309
Shares redeemed	(709,289)	(7,350,075)	(868,479)	(9,525,987)	(3,371,989)	(40,575,777)

Net decrease	(38,758)	$(454,149)	(306,063)	$(3,335,718)	(1,653,940)	$(19,802,468)

Investor A
Shares sold	2,689,844	$28,034,707	943,808	$10,371,963	5,871,429	$69,911,927
Shares issued in reinvestment of dividends and distributions	616,168	6,216,875	674,273	7,357,183	263,454	3,157,834

Total issued	3,306,012	34,251,582	1,618,081	17,729,146	6,134,883	73,069,761
Shares redeemed	(2,788,310)	(28,703,482)	(4,314,011)	(47,474,653)	(3,325,192)	(39,932,181)

Net increase (decrease)	517,702	$5,548,100	(2,695,930)	$(29,745,507)	2,809,691	$33,137,580

Investor B
Shares sold	10,025	$103,496	1,242	$13,676	72,217	$874,421
Shares issued in reinvestment of dividends and distributions	34,409	346,672	51,231	559,075	17,270	207,490

Total issued	44,434	450,168	52,473	572,751	89,487	1,081,911
Shares redeemed	(210,395)	(2,168,433)	(122,025)	(1,353,398)	(338,562)	(4,061,179)

Net decrease	(165,961)	$(1,718,265)	(69,552)	$(780,647)	(249,075)	$(2,979,268)

Investor C
Shares sold	245,931	$2,565,143	124,410	$1,405,229	1,294,506	$15,692,671
Shares issued in reinvestment of dividends and distributions	155,160	1,561,775	195,155	2,125,862	64,716	778,038

Total issued	401,091	4,126,918	319,565	3,531,091	1,359,222	16,470,709
Shares redeemed	(576,639)	(6,006,287)	(539,146)	(5,955,855)	(1,593,382)	(19,153,950)

Net decrease	(175,548)	$(1,879,369)	(219,581)	$(2,424,764)	(234,160)	$(2,683,241)

	Six Months Ended June 30, 2009		Period February 5, 2008 to December 31, 2008
Strategic Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	32,507	$268,315	39,919	$368,408
Shares issued in reinvestment of dividends and distributions	851	7,088	276	2,323

Total issued	33,358	275,403	40,195	370,731
Shares redeemed	(4,635)	(38,741)	(9,521)	(85,885)

Net increase	28,723	$236,662	30,674	$284,846

Investor A
Shares sold	144,252	$1,193,531	126,832	$1,163,669
Shares issued in reinvestment of dividends and distributions	3,102	25,886	1,797	15,766

Total issued	147,354	1,219,417	128,629	1,179,435
Shares redeemed	(39,758)	(324,645)	(22,836)	(211,027)

Net increase	107,596	$894,772	105,793	$968,408

SEMI-ANNUAL REPORT	JUNE 30, 2009	47

Notes to Financial Statements (Unaudited) (concluded)

	Six Months Ended June 30, 2009		Period February 5, 2008 to December 31, 2008
Strategic Income (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	860,545	$7,147,614	376,169	$3,258,986
Shares issued in reinvestment of dividends and distributions	10,546	88,682	3,176	26,784

Total issued	871,091	7,236,296	379,345	3,285,770
Shares redeemed	(85,350)	(698,070)	(69,104)	(599,529)

Net increase	785,741	$6,538,226	310,241	$2,686,241

There is a 2% redemption fee on shares of the Portfolios’ redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Effective July 1, 2009, for certain share classes of the International Bond Portfolio the Manager contractually agreed to waive and reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit fees and expenses. The expense limitations as a percentage of net assets for the BlackRock Shares and Investor A Shares are 0.79% and 1.20%, respectively.

In addition, the Manager has agreed to voluntarily waive and reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets for the International Bond Portfolio Institutional Shares to 0.90%.

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through August 27, 2009, the date the financial statements were issued.

48	SEMI-ANNUAL REPORT	JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Emerging Market Debt Portfolio (the “Emerging Market Debt Portfolio”), BlackRock International Bond Portfolio (the “International Bond Portfolio”) and BlackRock Strategic Income Portfolio (the “Strategic Income Portfolio”) (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of BlackRock Funds II (the “Fund”), met on May 5, 2009 and June 4-5, 2009 to consider the approval of the Portfolios’ investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Portfolio’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to the Portfolios. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the

SEMI-ANNUAL REPORT	JUNE 30, 2009	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Emerging Market Debt Portfolio ranked in the first quartile against its Lipper Performance Universe for the since inception period reported.

The Board noted that the International Bond Portfolio ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board expressed its concern with the International Bond Portfolio’s investment performance. The Board will continue its ongoing dialogue with BlackRock regarding the International Bond Portfolio’s performance. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the International Bond Portfolio’s performance. The Board noted that the Strategic Income Portfolio ranked in the third quartile against its Lipper Performance Universe for the since inception period reported. The Board expressed its concern with the Strategic Income Portfolio’s investment performance. The Board will continue its ongoing dialogue with BlackRock regarding the Strategic Income Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the

50	SEMI-ANNUAL REPORT	JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Emerging Market Debt Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Emerging Market Debt Portfolio’s Peers. The Board also noted that the Emerging Market Debt Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Market Debt Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Emerging Market Debt Portfolio’s total net expenses on a class-by-class basis.

The Board noted that the International Bond Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the International Bond Portfolio’s Peers. The Board also noted that the International Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the International Bond Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually and/or voluntarily (the voluntary cap is effective as of July 1, 2009) agreed to waive fees or reimburse expenses in order to limit the International Bond Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Strategic Income Portfolio’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Strategic Income Portfolio’s Peers. The Board also noted that the Strategic Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Strategic Income Portfolio’s total net expenses on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund,

SEMI-ANNUAL REPORT	JUNE 30, 2009	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts. In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	SEMI-ANNUAL REPORT	JUNE 30, 2009

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

Jean Margo Reid, Trustee

David H. Walsh, Trustee

Richard R. West, Member of the Audit Committee and Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Custodians

For International Bond Portfolio and Strategic Income Portfolio:

PFPC Trust Company

Philadelphia, PA 19153

For Emerging Market Debt Portfolio:

Brown Brothers

Harriman & Company

New York, NY 10005

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund retired. The Fund’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Trustee of the Fund. The Board wishes Ms. Reid well in her future endeavors.

SEMI-ANNUAL REPORT	JUNE 30, 2009	53

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

54	SEMI-ANNUAL REPORT	JUNE 30, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available, upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

SEMI-ANNUAL REPORT	JUNE 30, 2009	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Aurora Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Portfolio

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Focus Value Fund

BlackRock Fundamental Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Financial Services Fund

BlackRock Global Growth Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Healthcare Fund

BlackRock Index Equity Portfolio*

BlackRock International Fund

BlackRock International Diversification Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock Small Cap Value Equity Portfolio

BlackRock Small/Mid-Cap Growth Portfolio

BlackRock S&P 500 Index Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Utilities and Telecommunications Fund

BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Fund

BlackRock High Yield Bond Portfolio

BlackRock Income Portfolio

BlackRock Income Builder Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Managed Income Portfolio

BlackRock Short-Term Bond Fund BlackRock Strategic Income Portfolio BlackRock Total Return Fund BlackRock Total Return Portfolio II BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock California Insured Municipal Bond Fund

BlackRock Delaware Municipal Bond Portfolio

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

	BlackRock Kentucky Municipal Bond Portfolio BlackRock Municipal Insured Fund BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund	BlackRock New York Municipal Bond Fund BlackRock Ohio Municipal Bond Portfolio BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio	BlackRock Lifecycle Prepared Portfolios Prepared Portfolio 2010 Prepared Portfolio 2015 Prepared Portfolio 2020 Prepared Portfolio 2025	Prepared Portfolio 2030 Prepared Portfolio 2035 Prepared Portfolio 2040 Prepared Portfolio 2045 Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

56	SEMI-ANNUAL REPORT	JUNE 30, 2009

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-06/09-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: August 21, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: August 21, 2009